================================================================================

                        POWER PURCHASE AND SALE AGREEMENT



                                     BETWEEN



                              MINNESOTA POWER, INC.



                                       AND



                        SQUARE BUTTE ELECTRIC COOPERATIVE





                            Dated as of May 29, 1998





================================================================================

                                Table of Contents

                                                                           Page
                                                                           ----

ARTICLE I - DEFINITIONS......................................................1
         1.1      "AC Transmission Facilities"...............................1
         1.2      "Additional Delivery Costs"................................1
         1.3      "Affiliate"................................................1
         1.4      "Alternate Capacity".......................................2
         1.5      "Alternate Energy".........................................2
         1.6      "Capacity".................................................2
         1.7      "Central Prevailing Time"..................................2
         1.8      "Contract Year"............................................2
         1.9      "Decommissioning"..........................................2
         1.10     "Decommissioning Costs"....................................2
         1.11     "Deed of Conveyance".......................................2
         1.12     "Delivery Agreement".......................................2
         1.13     "Delivery Point"...........................................2
         1.14     "Duluth HVDC Terminal".....................................2
         1.15     "Effective Date"...........................................3
         1.16     "Energy"...................................................3
         1.17     "FERC".....................................................3
         1.18     "Fixed Charges"............................................3
         1.19     "Generator Step-Up Transformer"............................3
         1.20     "Governmental Approval"....................................3
         1.21     "Governmental Authority"...................................3
         1.22     "HVDC Transmission Facilities".............................3
         1.23     "Indenture"................................................3
         1.24     "Joint Facilities".........................................3
         1.25     "Joint Operating Agreement"................................3
         1.26     "Joint Operating Committee"................................4
         1.27     "kW".......................................................4
         1.28     "kWh"......................................................4
         1.29     "MAPP Agreement"...........................................4
         1.30     "Mine".....................................................4
         1.31     "Minnesota Power"..........................................4
         1.32     "Minnesota Power Service Agreement"........................4
         1.33     "Minnkota".................................................4
         1.34     "Minnkota PSA".............................................4
         1.35     "Month"....................................................4
         1.36     "Monthly Charge for Capacity and Energy"...................4
         1.37     "MW".......................................................4
         1.38     "MWh"......................................................4
         1.39     "Net Capability"...........................................4
         1.40     "Obligations"..............................................5
         1.41     "Operating Agent"..........................................5

         1.42     "Option"...................................................5
         1.43     "Option No. 1".............................................5
         1.44     "Option No. 1 Exercise Date"...............................5
         1.45     "Option No. 2".............................................5
         1.46     "Option No. 2 Exercise Date"...............................5
         1.47     "Option No. 3".............................................5
         1.48     "Option No. 3 Exercise Date"...............................5
         1.49     "Option No. 4".............................................5
         1.50     "Party"....................................................5
         1.51     "Plant Closure Date".......................................5
         1.52     "Prudent Utility Practice".................................5
         1.53     "Royalty Payments".........................................5
         1.54     "RUS"......................................................6
         1.55     "Site".....................................................6
         1.56     "Square Butte".............................................6
         1.57     "Square Butte Substation"..................................6
         1.58     "Square Butte's Monthly Fuel Costs"........................6
         1.59     "Square Butte's Monthly Fuel Royalty Costs"................6
         1.60     "Square Butte's Monthly Non-Fuel Costs"....................6
         1.61     "Square Butte's Transmission Tariff".......................6
         1.62     "Transmission Facilities"..................................7
         1.63     "Trustee"..................................................7
         1.64     "Uncontrollable Forces"....................................7
         1.65     "Uniform System of Accounts"...............................7
         1.66     "Unit #1"..................................................7
         1.67     "Unit #2"..................................................7
         1.68     "URGE".....................................................7

ARTICLE II - TERM OF AGREEMENT...............................................7
         2.1      Term of Agreement..........................................7
         2.2      Extension of Term..........................................7

ARTICLE III - AVAILABILITY OF CAPACITY AND DELIVERY OF ENERGY................8
         3.1      Availability of Capacity and Delivery of Energy............8
         3.2      Power Entitlements and Options.............................8
                  3.2.1    Option No. 1......................................8
                  3.2.2    Option No. 2......................................8
                  3.2.3    Option No. 3......................................9
                  3.2.4    Option No. 4......................................9
         3.3      Notices for and Restrictions on Exercise of Options........9
         3.4      Alternate Capacity and Alternate Energy...................10

ARTICLE IV - CHARGES........................................................10
         4.1      Monthly Charges...........................................10

                  4.1.1    Square Butte's Monthly Non-Fuel Costs............10
                  4.1.2    Square Butte's Monthly Fuel Costs................10
                  4.1.3    Square Butte's Monthly Fuel Royalty Costs........10
                  4.1.4    Costs of Alternate Capacity and Energy...........11
                  4.1.5    Margin...........................................11
         4.2      Estimates of Monthly Charge...............................11
         4.3      Revised Estimates.........................................11
         4.4      Suspension of Payment Obligation..........................11
                  4.4.1    Obligation to Make Payment.......................11
                  4.4.2    Suspension of Payment Obligation.................12

ARTICLE V - BILLING AND PAYMENT.............................................12
         5.1      Billing Statement.........................................12
         5.2      Payment Due Date..........................................12
         5.3      Failure to Make Payment...................................13
         5.4      Billing Disputes..........................................13
         5.5      Annual Statement..........................................13
         5.6      Overpayments and Underpayments............................13

ARTICLE VI - SCHEDULING OF DELIVERIES.......................................14
         6.1      Scheduling of Deliveries by Minnesota Power...............14
         6.2      Minnesota Power Scheduling Responsibilities...............14
         6.3      Scheduling of Deliveries by Square Butte..................14
         6.4      Scheduling Limitations....................................14

ARTICLE VII - POINT OF DELIVERY.............................................14
         7.1      Delivery Point............................................14

ARTICLE VIII - CONTROL......................................................15
         8.1      Control and Communication Equipment.......................15
         8.2      Voltage...................................................15
         8.3      Reactive Power............................................15

ARTICLE IX - CHARACTER AND CONTINUITY OF SERVICE............................15
         9.1      Character and Continuity of Service.......................15
         9.2      Uncontrollable Forces.....................................15

ARTICLE X - METERING AND TRANSMISSION.......................................16
         10.1     Metering Equipment........................................16
         10.2     Transmission..............................................16
         10.3     Measurement of Transmission Losses........................16
         10.4     Use of Transmission Facilities............................16

ARTICLE XI - ACCOUNTING, AUDIT RIGHTS, AND INFORMATION SHARING..............17

         11.1     Records and Accounts; Audits..............................17
         11.2     Copies of Audits..........................................17
         11.3     Examination of Records....................................17
         11.4     Insurance Policies........................................17
         11.5     Access to Facilities......................................17

ARTICLE XII - INSURANCE AND EMINENT DOMAIN..................................17
         12.1     Insurance.................................................17
         12.2     Settlement of Claims......................................17
         12.3     Eminent Domain............................................17

ARTICLE XIII - FAILURE OF PERFORMANCE AND LIABILITY.........................18
         13.1     Liability and Indemnification.............................18
         13.2     Failure to Perform........................................18
         13.3     Uncontrollable Forces.....................................18
                  13.3.1   Performance Excused..............................18
                  13.3.2   Obligation to Remove Disability..................18
                  13.3.3   Actions of Third Parties.........................18
         13.4     Limitation on Damages.....................................18

ARTICLE XIV - DISPUTE RESOLUTION............................................19
         14.1     Dispute Resolution........................................19
         14.2     Mediation.................................................19
         14.3     Arbitration...............................................19
                  14.3.1   Arbitration Rules................................19
                  14.3.2   Notice...........................................19
                  14.3.3   Pre-Arbitration Conference.......................19
                  14.3.4   Authority of Arbitrators.........................19
                  14.3.5   Decision or Award................................19
                  14.3.6   Costs............................................20

ARTICLE XV - ASSIGNMENT.....................................................20
         15.1     Permitted Assignments.....................................20
                  15.1.1   Assignment by Square Butte.......................20
                  15.1.2   Assignment by Minnesota Power....................20

ARTICLE XVI - MISCELLANEOUS.................................................21
         16.1     Waiver of Default.........................................21
         16.2     Notices and Computation of Time...........................21
         16.3     Minnesota Power Financial Information.....................21
         16.4     Governing Law.............................................21
         16.5     Counterparts..............................................21
         16.6     Rules of Construction.....................................21
                  16.6.1   Captions and Headings............................21

                  16.6.2   Including........................................21
                  16.6.3   Singular and Plural..............................21
                  16.6.4   Time of the Essence..............................22
         16.7     Joint Operating Committee.................................22
         16.8     Survival..................................................22
         16.9     Amendments................................................22
         16.10    Governmental Approvals....................................22
         16.11    Other Business............................................22
         16.12    Additional Financing; Sale of Facilities..................22
         16.13    Modification of Certain Instruments.......................22
         16.14    Obligation to Pay Decommissioning Costs...................22

                        POWER PURCHASE AND SALE AGREEMENT

         This Power Purchase and Sale Agreement (hereinafter called the "Agreement"), is made and entered into as of this 29th day of May, 1998, by and between MINNESOTA POWER, INC., a Minnesota corporation (hereinafter called "Minnesota Power"), and SQUARE BUTTE ELECTRIC COOPERATIVE, a North Dakota cooperative corporation (hereinafter called "Square Butte").

                              W I T N E S S E T H :

         WHEREAS, Square Butte is a North Dakota cooperative corporation organized to own and operate Unit #2 and the Transmission Facilities;

         WHEREAS, the Parties hereto have previously entered into a Power Sales & Interconnection Agreement, dated as of April 1, 1974;

         WHEREAS, Square Butte is refinancing Unit #2 and the Transmission Facilities and the Parties desire to enter into this Agreement and other agreements in order to support the refinancing of Unit #2 and the Transmission Facilities and to continue to obtain capacity and energy from Unit #2;

         WHEREAS, negotiations and studies have indicated that the arrangement proposed hereunder will provide advantages to Square Butte and Minnesota Power such as reduced debt service and other costs; and

         WHEREAS, due to the aforementioned advantages, Minnesota Power is desirous of continuing to purchase electric capacity and energy produced by Unit #2, subject to certain options providing for Square Butte to sell electric capacity and energy produced by Unit #2 to others;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Minnesota Power and Square Butte hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.1 "AC   Transmission   Facilities"   shall  mean  the  230  kilovolt
alternating current facilities required to connect Unit #2 to the HVDC Transmission Facilities.

         1.2 "Additional Delivery Costs" shall have the meaning set forth in the Delivery Agreement.

         1.3 "Affiliate" shall mean, with respect to any specified entity, any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity. For purposes of this definition, "control" when used with respect to any specified entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "control" have meanings correlative to the foregoing.

         1.4 "Alternate Capacity" shall mean electric capacity made available by Square Butte to Minnesota Power from any source other than Unit #2 when Net Capability cannot be made available to Minnesota Power.

         1.5 "Alternate Energy" shall mean the energy that is associated with Alternate Capacity or energy that is delivered by Square Butte to Minnesota Power when Energy from Unit #2 is not available or cannot be delivered to Minnesota Power.

         1.6 "Capacity" shall mean the rated capacity of Unit #2, which as of the Effective Date is four hundred fifty-five megawatts (455 MW) (except in July and August, when the rated capacity is four hundred forty-eight megawatts (448
MW)), as the same may be increased or decreased from time to time in accordance with the URGE rating then in effect. It shall be expressed in kilowatts (kW) or megawatts (MW).

         1.7 "Central Prevailing Time" or "CPT" shall mean Central Standard Time or Central Daylight Time, whichever is in effect.

         1.8 "Contract Year" shall mean the twelve-month period, commencing at 12:01 a.m. CPT on January 1 of each calendar year, except the first Contract Year shall begin on May 29, 1998, and end at 12:01 a.m. CPT on January 1, 1999.

         1.9 "Decommissioning" shall mean the retirement from service of Unit #2, the Transmission Facilities and the Mine, including, but not limited to, decommissioning, dismantling, demolishing, disposing of, closing or removing Unit #2, the Transmission Facilities and the Mine, and the monitoring, security and maintenance associated with the retirement from service and decommissioning of Unit #2, the Transmission Facilities and the Mine.

         1.10 "Decommissioning Costs" shall mean any and all costs and expenses associated with Decommissioning.

         1.11 "Deed of Conveyance" shall have the meaning set forth in the Joint Operating Agreement.

         1.12 "Delivery Agreement" shall mean the Delivery Agreement between and among Minnesota Power and Square Butte and Minnkota, dated as of June 1, 1998.

         1.13 "Delivery Point" shall have the meaning set forth in Section 7.1.

         1.14 "Duluth HVDC Terminal" shall mean the point of interconnection between the Transmission Facilities and Minnesota Power's transmission system.

         1.15 "Effective Date" shall have the meaning set forth in Section 2.1.

         1.16 "Energy" shall mean the electrical energy produced by Unit #2 that is associated with the Net Capability. It shall be expressed in kilowatt-hours
(kWh) or megawatt-hours (MWh).

         1.17 "FERC" shall mean the Federal Energy Regulatory Commission, or any entity or Governmental Authority succeeding to the powers and functions thereof.

         1.18 "Fixed Charges" shall mean the principal, interest and any other amounts payable on the Obligations.

         1.19 "Generator Step-Up Transformer" shall mean the generator step-up transformer, as that term is defined from time to time by FERC, associated with Unit #2.

         1.20 "Governmental Approval" shall mean any jurisdictional approval or consent required to be obtained for the subject matter hereunder by Square Butte or Minnesota Power from any Governmental Authority, including RUS.

         1.21 "Governmental Authority" shall mean any local, state, regional, or federal administrative, judicial or executive agency, commission, department, or other similar governmental or quasi-governmental body.

         1.22 "HVDC Transmission Facilities" shall mean the +/- 250 kilovolt direct current transmission line from Center, North Dakota, to Duluth, Minnesota, the direct current terminals associated with such transmission line, the grounding facilities, and the filtering and other necessary reactive components, protective, control, instrumentation, and communications facilities associated with such transmission line and direct current terminals.

         1.23 "Indenture" shall mean the Amended and Restated Indenture of Mortgage, dated as of May 29, 1998, by Square Butte Electric Cooperative, as
grantor,  to  Bankers  Trust  Company,  as  Trustee,   and  all  amendments  and
supplements thereto.

         1.24 "Joint Facilities" shall mean all facilities used in common for the operation and maintenance of Unit #1 and Unit #2, including, but not limited to, those facilities subject to the Deed of Conveyance, additional land or rights therein, any other tangible and intangible property acquired, constructed, installed or replaced in accordance with the terms of the Joint Operating Agreement for the operation and maintenance of Unit #1 and Unit #2, and all facilities determined by the Joint Operating Committee to be "Joint Facilities."

         1.25 "Joint Operating Agreement" shall mean the Amended and Restated Joint Operating Agreement among Square Butte, Minnkota and Minnesota Power, dated as of the date hereof.

         1.26 "Joint Operating Committee" shall mean the committee established in accordance with the Joint Operating Agreement.

         1.27 "kW" shall mean kilowatt.

         1.28 "kWh" shall mean kilowatt-hour.

         1.29 "MAPP Agreement" shall mean the Restated Mid-Continent Area Power Pool Agreement dated as of November 1, 1996, as such agreement may be amended from time to time.

         1.30 "Mine" shall mean the BNI Coal lignite coal mine located near Unit #1 and Unit #2 in the Center, North Dakota, area, including, but not limited to, the improvements, facilities and fixtures which are a part thereof.

         1.31 "Minnesota Power" shall mean Minnesota Power, Inc., a Minnesota corporation, and shall include its authorized agents, whether individual, corporation, cooperative or contractor, acting for and on its behalf.

         1.32 "Minnesota Power Service Agreement" shall mean the service agreement, dated as of the date hereof, between Square Butte and Minnesota Power under Square Butte's Transmission Tariff.

         1.33 "Minnkota"  shall  mean  Minnkota  Power  Cooperative,   Inc.,  a
Minnesota cooperative corporation, and shall include its authorized agents, whether individual, corporation, cooperative or contractor, acting for and on its behalf.

         1.34 "Minnkota PSA" shall mean the Power Purchase and Sale Agreement between Minnkota and Square Butte, dated as of the date hereof.

         1.35 "Month" shall mean a calendar month, except that the first Month hereunder shall begin on the Effective Date and end at 12:01 a.m. CPT on the first day of the following Month.

         1.36 "Monthly Charge for Capacity and Energy" shall have the meaning set forth in Section 4.1.

         1.37 "MW" shall mean megawatt.

         1.38 "MWh" shall mean megawatt-hour.

         1.39 "Net Capability" shall mean the Capacity of Unit #2 established from time to time by the Joint Operating Committee based on the URGE rating then in effect, measured in kilowatts. The net figure shall represent the net capability available from Unit #2 to the Transmission Facilities.

         1.40 "Obligations" shall have the meaning set forth in the Indenture.

         1.41 "Operating Agent" shall mean Minnkota, or its successor operating agent named in accordance with the Joint Operating Agreement, which shall be responsible for the operation and maintenance of Unit #2 and the Joint Facilities in accordance with the Joint Operating Agreement.

         1.42 "Option" shall have the meaning set forth in Section 3.2.

         1.43 "Option No. 1" shall have the meaning set forth in Section 3.2.1.

         1.44 "Option No. 1 Exercise Date" shall have the meaning set forth in
Section 3.2.1.

         1.45 "Option No. 2" shall have the meaning set forth in Section 3.2.2.

         1.46 "Option No. 2 Exercise Date" shall have the meaning set forth in
Section 3.2.2.

         1.47 "Option No. 3" shall have the meaning set forth in Section 3.2.3.

         1.48 "Option No. 3 Exercise Date" shall have the meaning set forth in
Section 3.2.3.

         1.49 "Option No. 4" shall have the meaning set forth in Section 3.2.4.

         1.50 "Party" shall mean either Square Butte or its permitted successors or assigns or Minnesota Power or its permitted successors or assigns.

         1.51 "Plant Closure Date" shall have the meaning set forth in Section 2.1, as such date may be revised in accordance with Section 2.2.

         1.52 "Prudent Utility Practice" shall mean, at a particular time, any of the practices, methods, and acts engaged in or approved by a significant portion of the electric utility industry prior to such time, or any of the practices, methods, and acts which, in light of the facts known at the time the decision was made, could have been expected to accomplish the desired results at the lowest cost consistent with good business practices, reliability, safety, and expedition. "Prudent Utility Practice" is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods, or acts having due regard for, among other things, manufacturers' warranties and other contractual obligations, the requirements or guidance of governmental agencies of competent jurisdiction, requirements of insurers, and the requirements of this Agreement.

         1.53 "Royalty Payments" shall mean those charges based on Square Butte's obligation to Minnkota pursuant to the Joint Operating Agreement.

         1.54 "RUS" shall mean the Rural Utilities Service, an agency of the United States Department of Agriculture, or any entity or Governmental Authority succeeding to the powers and functions thereof.

         1.55 "Site" shall have the meaning set forth in the Joint Operating Agreement.

         1.56 "Square Butte" shall mean Square Butte Electric Cooperative, a North Dakota cooperative corporation, and shall include its authorized agents, whether individual, corporation, cooperative or contractor, acting for and on its behalf.

         1.57 "Square Butte Substation" shall mean the substation owned by Square Butte located near the Site.

         1.58 "Square Butte's Monthly Fuel Costs" shall mean those monthly charges recorded in Account 501 of the Uniform System of Accounts related to Unit #2 exclusive of Royalty Payments.

         1.59 "Square Butte's Monthly Fuel Royalty Costs" shall mean those monthly charges relating to Royalty Payments (which are excluded from Section 1.58).

         1.60 "Square Butte's Monthly Non-Fuel Costs" shall mean all of Square Butte's costs and expenses except Decommissioning Costs, Square Butte's Monthly Fuel Costs, Square Butte's Monthly Fuel Royalty Costs, the costs associated with Alternate Capacity and Alternate Energy as recovered under Section 4.1.4, margins as recovered under Section 4.1.5, and any costs associated with the Transmission Facilities recovered under Square Butte's Transmission Tariff. "Square Butte's Monthly Non-Fuel Costs" shall include, but not be limited to, Fixed Charges, principal, interest and other amounts payable on obligations of Square Butte (other than Obligations), depreciation on items not otherwise reflected in payments to amortize the principal of the Obligations or other indebtedness of Square Butte, amounts payable by Square Butte to Minnesota Power pursuant to the Delivery Agreement (including, but not limited to, Additional Delivery Costs), taxes (including, but not limited to, Square Butte's income taxes), operating expenses, maintenance expenses, and administration costs; and shall be reduced by credits, including, but not limited to, interest income, capital credits received in cash, rental income, any costs associated with the Transmission Facilities recovered under Square Butte's Transmission Tariff from parties other than Minnesota Power and Minnkota that are not credited to Minnesota Power and Minnkota under Square Butte's Transmission Tariff, and payments received for SO2 allowances. Where such costs, expenses and credits, other than Fixed Charges, are on a basis other than monthly, an appropriate division shall be made to reflect them on a monthly basis.

         1.61 "Square Butte's Transmission Tariff" shall mean the Pro Forma Open Access Transmission Tariff of Square Butte, dated as of December 16, 1996, as such tariff may be amended from time to time.

         1.62 "Transmission   Facilities"  shall  mean  the  HVDC  Transmission
Facilities and AC Transmission Facilities.

         1.63 "Trustee" shall have the meaning set forth in the Indenture.

         1.64 "Uncontrollable Forces" shall mean any cause beyond the reasonable control of Square Butte, Minnkota, the Operating Agent or Minnesota Power, as the case may be, and which by the exercise of due diligence the party is unable to prevent or overcome, including but not limited to an act of God, fire, flood, explosion, strike, sabotage, an act of the public enemy, civil or military authority, including court orders, injunction, insurrection or riot, an act of the elements, failure of equipment, or inability to obtain or ship materials or equipment because of the effect of similar causes on suppliers or carriers.

         1.65 "Uniform System of Accounts" shall mean the Uniform System of Accounts Prescribed for Electric Borrowers of RUS or, if applicable, of FERC in effect on the date hereof as it may from time to time be revised or amended.

         1.66 "Unit #1" shall mean Unit #1 of the Milton R. Young Steam Electric Station located at Center, North Dakota, and owned and operated by Minnkota.

         1.67 "Unit #2" shall mean Unit #2 of the Milton R. Young Steam Electric Station located adjacent to Minnkota's existing Milton R. Young Steam Electric Station Unit #1 at Center, North Dakota.

         1.68 "URGE" shall mean the Uniform Rating of Generating Equipment procedure as set forth in the MAPP Agreement.

                                   ARTICLE II
                                TERM OF AGREEMENT

         2.1 Term of Agreement. This Agreement shall be effective as of May 29, 1998 (the "Effective Date"). The Agreement shall remain in full force and effect from the Effective Date until January 1, 2027 (the "Plant Closure Date"), plus an additional period of time necessary to undertake or fund all activities necessary to complete Decommissioning.

         2.2 Extension of Term. Notwithstanding the provisions of Section 2.1, the Parties agree to revise the Plant Closure Date, and thereby extend the term of this Agreement, to the date of permanent retirement of Unit #2, as determined by the Joint Operating Committee. Such revised Plant Closure Date shall include an additional period of time necessary to undertake or fund all activities necessary to complete Decommissioning, as determined by the Joint Operating Committee, and shall in no event be before January 1, 2027. In the event that the Joint Operating Committee is unable to agree on a revised Plant Closure Date and/or such additional period of time necessary to undertake or fund all activities necessary to complete Decommissioning, then the term of this Agreement shall expire in accordance with the provisions of Section 2.1. In the event that the term of this Agreement is extended, the Parties shall consent to the extension, by a corresponding period of time, of the term(s) of the Joint Operating Agreement, the Minnesota Power Service Agreement, and other appropriate agreements necessary to implement the extension of the term of this Agreement.

                                   ARTICLE III
                 AVAILABILITY OF CAPACITY AND DELIVERY OF ENERGY

         3.1 Availability of Capacity and Delivery of Energy. Square Butte shall make available to Minnesota Power the Net Capability and shall deliver to Minnesota Power at the Delivery Point Energy in accordance with the entitlements set forth in Section 3.2.

         3.2 Power Entitlements and Options. Beginning on May 29, 1998, Minnesota Power shall be entitled, subject to the exercise of the options as set forth in this Section 3.2, to 70.8333% of the Net Capability and to the electric energy associated with such entitlement to Net Capability as measured at the Delivery Point for Energy. Thereafter, upon the exercise by Minnkota of its options to increase its entitlement to Net Capability and to the energy associated with its entitlement to Net Capability under the Minnkota PSA, Minnesota Power's entitlement to Net Capability and to the energy associated with its entitlement to Net Capability shall correspondingly decrease, in accordance with the options set forth in this Section 3.2 (the "Options") and in accordance with the provisions of Section 3.3. Minnesota Power shall transfer and assign to Minnkota any reserved capacity under Square Butte's Transmission Tariff necessary for the delivery of Minnkota's increased entitlement to Net Capability and associated energy associated with the exercise of such Options.

             3.2.1 Option No. 1. Under Option No. 1, Minnesota Power's entitlement to Net Capability shall decrease by 5.2083% of the Net Capability. Minnesota Power's entitlement to energy associated with its entitlement to Net Capability shall decrease by a corresponding amount. Minnesota Power's entitlement to such Net Capability and associated energy under this Option No. 1 shall decrease as of January 1, 2006, or the annual anniversary thereafter, upon receipt of notice from Minnkota of its exercise of such Option. If Minnesota Power's entitlement decreases as a result of the exercise by Minnkota of Option No. 1, the date of such decrease shall be the "Option No. 1 Exercise Date."

             3.2.2 Option No. 2. Under Option No. 2, Minnesota Power's entitlement to Net Capability shall decrease by 5.2083% of the Net Capability. Minnesota Power's entitlement to energy associated with its entitlement to Net Capability shall decrease by a corresponding amount. Minnesota Power's entitlement to such Net Capability and associated energy under this Option No. 2 shall decrease as of the later of January 1, 2007, or the date that is one (1) year after the Option No. 1 Exercise Date, upon receipt of notice from Minnkota of its exercise of such Option. If Minnesota Power's entitlement decreases as a result of the exercise by Minnkota of Option No. 2, the date of such decrease shall be the "Option No. 2 Exercise Date."

             3.2.3 Option No. 3. Under Option No. 3, Minnesota Power's entitlement to Net Capability shall decrease by 5.2083% of the Net Capability. Minnesota Power's entitlement to energy associated with its entitlement to Net Capability shall decrease by a corresponding amount. Minnesota Power's entitlement to such Net Capability and associated energy under this Option No. 3 shall decrease as of the later of January 1, 2008, or the date that is one (1) year after the Option No. 2 Exercise Date, upon receipt of notice from Minnkota of its exercise of such Option. If Minnesota Power's entitlement decreases as a result of the exercise by Minnkota of Option No. 3, the date of such decrease shall be the "Option No. 3 Exercise Date."

             3.2.4 Option No. 4. Under Option No. 4, if Minnkota has exercised Option No. 1, Option No. 2 and Option No. 3, Minnesota Power's entitlement to Net Capability shall decrease by an amount that will reduce Minnesota Power's entitlement to Net Capability to fifty percent (50%) of the Net Capability. Minnesota Power's entitlement to energy associated with its entitlement to Net Capability shall decrease by a corresponding amount. Minnesota Power's entitlement to such Net Capability and associated energy under this Option No. 4 shall decrease as of the later of January 1, 2009, or the date that is one (1) year after the Option No. 3 Exercise Date, upon receipt of notice from Minnkota of its exercise of such Option.

         3.3 Notices for and Restrictions on Exercise of Options. Square Butte shall notify Minnesota Power of Minnkota's election to exercise an Option to increase Minnkota's entitlement to Net Capability and to energy associated with such entitlement under the Minnkota PSA as soon as practicable after Square Butte has received notice from Minnkota of Minnkota's election to exercise such Option. Subject to the provisions of this Section 3.3, once a decrease in Minnesota Power's entitlement to Net Capability and associated energy is made under Section 3.2, it shall be irrevocable thereafter. In the event Minnkota provides Minnesota Power with notice under the Minnkota PSA that sufficient transmission capacity is not available for the delivery to the Points of Delivery set forth in the Transmission Service Agreement between Minnesota Power (transmission) and Minnesota Power (merchant operations), dated April 17, 1998, of energy associated with Minnkota's entitlement to Net Capability under the Minnkota PSA which is the subject of an Option thereunder and Minnkota exercises its rights under the Minnkota PSA to reduce its entitlement to Net Capability and associated energy thereunder with respect to such Option, upon receipt of notice from Minnkota, (i) Minnesota Power's entitlement to Net Capability shall increase by an amount equal to the amount by which Minnkota's entitlement to Net Capability under the Minnkota PSA decreases thereunder, and (ii) Minnesota Power's entitlement to energy associated with its entitlement to Net Capability shall increase by a corresponding amount. If transmission capacity thereafter becomes available and Minnkota's entitlement to Net Capability and associated energy under the Minnkota PSA is increased in accordance with the Minnkota PSA, Minnesota Power's entitlement to Net Capability and associated energy shall decrease by the amount by which Minnkota's entitlement to Net Capability and associated energy under the Minnkota PSA increases thereunder. Minnesota Power shall transfer and assign to Minnkota, or shall receive and accept from Minnkota, any reserved capacity under Square Butte's Transmission Tariff necessary for the delivery of Minnesota Power's decreased or increased entitlement to Net Capability and associated energy transferred from Minnesota Power to Minnkota, or from Minnkota to Minnesota Power, as the case may be, in accordance with the terms of this Section 3.3.

         3.4 Alternate Capacity and Alternate Energy. If Square Butte is unable to make available to Minnesota Power all or part of the Net Capability to which Minnesota Power is entitled under Section 3.2 or is unable to deliver to Minnesota Power at the Delivery Point all or part of the energy to which Minnesota Power is entitled under Section 3.2, Square Butte shall not make available or deliver to Minnesota Power substantial amounts of Alternate Capacity or Alternate Energy without Minnesota Power's prior consent, except to prevent the suspension of Minnesota Power's payment obligations under the terms of Section 4.4.2.

                                   ARTICLE IV
                                     CHARGES

         4.1 Monthly Charges. Minnesota Power shall pay to Square Butte for each Month of each Contract Year a monthly charge (hereinafter called the "Monthly Charge for Capacity and Energy"), regardless of the amount of Net Capability or Alternate Capacity actually made available to Minnesota Power or the amount of Energy or Alternate Energy actually delivered to Minnesota Power, except as provided in Section 4.4. The Monthly Charge for Capacity and Energy for each Month shall consist of the total of all amounts set forth in Sections 4.1.1 through 4.1.5. Costs associated with the Transmission Facilities recovered by Square Butte in accordance with Square Butte's Transmission Tariff shall not be recovered hereunder.

             4.1.1 Square Butte's Monthly Non-Fuel Costs. The Monthly Charge for Capacity and Energy for each Month shall consist of a share of Square Butte's Monthly Non-Fuel Costs, which share shall be determined by applying the percentage of Net Capability to which Minnesota Power is entitled for such Month under Section 3.2 to Square Butte's Monthly Non-Fuel Costs for such Month; provided that Minnesota Power's share of any costs and expenses incurred prior to the date hereof that are a part of Square Butte's Monthly Non-Fuel Costs shall be determined by applying the percentage of its entitlement to power and energy from Unit #2, in effect at the time such costs and expenses arose, under the Power Sales & Interconnection Agreement between Minnesota Power and Square Butte, dated as of April 1, 1974, to such costs and expenses.

             4.1.2 Square Butte's Monthly Fuel Costs. The Monthly Charge for Capacity and Energy for each Month shall consist of a share of Square Butte's Monthly Fuel Costs, which share shall be determined by applying the percentage of Energy delivered to Minnesota Power from Unit #2 during such Month under
Section 3.2 to Square Butte's Monthly Fuel Costs for such Month.

             4.1.3 Square Butte's Monthly Fuel Royalty Costs. The Monthly Charge for Capacity and Energy for each Month shall consist of a share of Square Butte's Monthly Fuel Royalty Costs, which share shall be determined by applying the percentage of Energy delivered to Minnesota Power from Unit #2 during such Month under Section 3.2 to Square Butte's Monthly Fuel Royalty Costs for such Month.

             4.1.4 Costs of Alternate Capacity and Energy. The Monthly Charge for Capacity and Energy for each Month shall consist of the costs of any Alternate Capacity and Alternate Energy for such Month, including the costs of any transmission, transmission losses, ancillary services, and any other transmission-related services associated with making available such Alternate Capacity and delivering such Alternate Energy.

             4.1.5 Margin. The Monthly Charge for Capacity and Energy for each Month shall consist of an amount equal to a share of five percent (5%) of the total of Square Butte's costs for such Month reflected in Accounts 500, 502 through 599, and 920 through 935 as recorded in the Uniform System of Accounts, which share shall be determined by applying the percentage of Net Capability to which Minnesota Power is entitled for such Month under Section 3.2 to five percent (5%) of the total of Square Butte's costs for such Month reflected in Accounts 500, 502 through 599, and 920 through 935 as recorded in the Uniform System of Accounts.

         4.2 Estimates of Monthly Charge. Prior to the beginning of the first Contract Year and on or before forty-five (45) days prior to the beginning of each Contract Year thereafter, Square Butte shall prepare and deliver to Minnesota Power a pro-forma statement (in a form to be agreed upon by the Joint Operating Committee) showing a detailed estimate of the Monthly Charge for Capacity and Energy for each Month of the following Contract Year which will establish the basis for Minnesota Power's payment as provided herein.

         4.3 Revised Estimates. At the end of the sixth (6th) Month of each Contract Year other than the first Contract Year, Square Butte shall review its estimate of the Monthly Charge for Capacity and Energy for each Month of the Contract Year, and in the event such estimate does not substantially correspond with actual receipts or expenditures, or if there are at any time during such Contract Year extraordinary receipts or payments of unusual costs substantially affecting the Monthly Charge for Capacity and Energy for any Month of such Contract Year, Square Butte shall prepare and deliver to Minnesota Power a revised estimate of the Monthly Charge for Capacity and Energy for each Month as a basis for Minnesota Power's monthly payments for the balance of that Contract Year.

         4.4 Suspension of Payment Obligation.

             4.4.1 Obligation to Make Payment. Except as provided in Section 4.4.2, Minnesota Power shall make all payments that are required pursuant to the terms of this Agreement at such time or times herein provided for such payments, notwithstanding (i) the non-performance by Square Butte of any of its obligations herein or in the Joint Operating Agreement, whether due to Uncontrollable Forces or otherwise; (ii) the failure, inoperativeness or suspension, interruption or interference of the operation of Unit #2 or the Transmission Facilities; (iii) the failure to make available to Minnesota Power Net Capability or Alternate

Capacity or to deliver to Minnesota Power Energy or Alternate Energy (except as provided in Section 4.4.2); (iv) the invalidity or unenforceability or lack of due authorization of this Agreement; or (v) any other matter or event whatsoever, including without limitation the bankruptcy or insolvency of Square Butte or the disaffirmance of any agreement by any trustee or receiver, which might otherwise relieve Minnesota Power from the obligation to pay such amounts at such times, notwithstanding any present or future law to the contrary. Minnesota Power agrees that no such payment by Minnesota Power shall be subject to any right of set-off or counterclaim or any other defense which Minnesota Power may now or hereafter have against Square Butte. This Section 4.4.1 shall not be construed as a guarantee by Minnesota Power of any obligation of Square Butte or to release Square Butte from the performance of any of its obligations expressed in this Agreement or, except to the extent expressly provided in this Agreement, prevent or restrict Minnesota Power from asserting any rights it may have against Square Butte under this Agreement.

             4.4.2 Suspension of Payment Obligation. Minnesota Power's obligation to pay charges under Section 4.1 shall be suspended only in the event that Square Butte fails to deliver any Energy or Alternate Energy whatsoever to any Delivery Point for a period of twelve (12) consecutive Months. Such suspension, if any, shall begin at 12:01 a.m. CPT of the first (1st) day of the Month following such twelve (12) Month period, and shall continue until such time as Square Butte shall resume the delivery to Minnesota Power of any Energy or any Alternate Energy at any Delivery Point; provided, however, that such suspension shall not relieve Minnesota Power of its obligation to make payment of the Monthly Charges for Capacity and Energy incurred prior to the commencement of such suspension.

                                    ARTICLE V
                               BILLING AND PAYMENT

         5.1 Billing Statement. On the first (1st) day of each Month beginning with the initial Month of the first Contract Year, Square Butte shall render to Minnesota Power a monthly statement showing the amount of the Monthly Charge for Capacity and Energy for the Month during which such statement is rendered as shown in the pro-forma estimate of the Monthly Charge for Capacity and Energy for such Month or any revisions thereof, furnished by Square Butte pursuant to
Section 4.2 and Section 4.3. Square Butte also shall set forth in such statement the charges for any Alternate Capacity and/or Alternate Energy provided by Square Butte to Minnesota Power in the preceding Month, including any charges for transmission and transmission-related services associated with such Alternate Capacity and/or Alternate Energy, and any other charges due from Minnesota Power to Square Butte.

         5.2 Payment Due Date. The pro-forma estimate of the Monthly Charge for Capacity and Energy submitted pursuant to Section 5.1, plus an adjustment for the difference between the prior Month's pro-forma estimate of the Monthly Charge for Capacity and Energy and the prior Month's actual Monthly Charge for Capacity and Energy, and any other amounts due from Minnesota Power to Square Butte, shall be due and payable from Minnesota Power to Square

Butte on the twentieth (20th) day after the date the monthly statement is rendered. Fixed Charges shall be paid on the due date of such Fixed Charges.

         5.3 Failure to Make Payment. Square Butte may, whenever any amount due remains unpaid subsequent to the fifteenth (15th) day after the due date, discontinue deliveries to Minnesota Power until such bill and any subsequent payments which have become due are paid. No such discontinuance shall be treated as a failure on the part of Square Butte to make Net Capability or Alternate Capacity available or to deliver Energy or Alternate Energy to Minnesota Power or otherwise relieve Minnesota Power from any of its obligations under this Agreement. During any such discontinuance, for purposes of Section 4.1, if Unit #2 is capable of producing all or part of the Net Capability and Energy to which Minnesota Power is entitled under Section 3.2, Square Butte shall be deemed to have made available to Minnesota Power such Net Capability and to have delivered to Minnesota Power at the Delivery Point such Energy.

         5.4 Billing Disputes. In the event of any dispute between Minnesota Power and Square Butte as to any portion of any monthly statement, Minnesota Power shall pay the full amount of the charges when due. As soon as practicable after the date of the disputed bill or an audit exception, Minnesota Power shall give written notice of the dispute or audit exception to Square Butte. Such notice shall identify the disputed bill, state the amount in dispute and set forth a full statement of the grounds on which such dispute is based. No adjustment shall be considered or made for disputed charges unless notice is given as aforesaid within twenty-four (24) Months after the date of the monthly statement. The dispute shall then be resolved in accordance with the dispute resolution procedures set forth in Article XIV.

         5.5 Annual Statement. On or before one hundred twenty (120) days after the end of each Contract Year, Square Butte shall submit to Minnesota Power a detailed statement of the actual aggregate amount of the Monthly Charges for Capacity and Energy for all of the Months for the prior Contract Year, based on the annual audit of accounts provided for in Section 11.1. If, on the basis of the statement submitted as provided in this Section 5.5, the actual aggregate amount of the Monthly Charges for Capacity and Energy for the prior Contract Year exceeds the amount paid therefor by Minnesota Power (based on Square Butte's estimate and revision, if any, provided in accordance with Section 4.2 and Section 4.3), Minnesota Power shall pay Square Butte promptly the amount to which Square Butte is entitled. If, on the basis of the statement submitted pursuant to this Section 5.5, the actual aggregate amount of the Monthly Charges for Capacity and Energy for the prior Contract Year is less than the amount paid therefor by Minnesota Power (based on Square Butte's estimate and revision, if any, provided in accordance with Section 4.2 and Section 4.3), Square Butte shall credit such excess against Minnesota Power's next monthly payment or payments pursuant to Section 5.1.

         5.6 Overpayments and Underpayments. If at the end of the term of this Agreement there are monies or credits remaining with Square Butte which are overpayments by Minnesota Power under this Agreement, or if Minnesota Power should owe Square Butte monies by virtue of the provisions of this Agreement, such settlements will be made by the Parties pursuant to bills rendered and promptly paid.

                                   ARTICLE VI
                            SCHEDULING OF DELIVERIES

         6.1 Scheduling of Deliveries by Minnesota Power. Scheduling of Net Capability and Energy from Unit #2 by Minnesota Power shall be as requested by Minnesota Power, subject to the limitations set forth in this Agreement, and the limitations, if any, established by the Joint Operating Committee.

         6.2 Minnesota   Power   Scheduling   Responsibilities.     Operating
representatives of Minnesota Power shall deliver to Square Butte (i) at least one hundred twenty (120) days prior to the beginning of each Contract Year other than the first Contract Year, a statement of the estimated total Net Capability and total Energy from Unit #2 desired by Minnesota Power for each Month of the ensuing Contract Year; (ii) at least seven (7) days before the end of each Month of each Contract Year, a statement of the estimated maximum daily Net Capability and total daily Energy from Unit #2 desired by Minnesota Power for the ensuing Month; and (iii) at least two (2) hours before any deadline for submission by Minnesota Power to Square Butte of transmission schedules for deliveries for the following day, an hourly schedule of total Energy deliveries desired by Minnesota Power for delivery for that day. Revisions in schedules furnished pursuant to clauses (ii) and (iii) of this Section 6.2 may be made with reasonable notice from time to time by Minnesota Power.

         6.3 Scheduling of Deliveries by Square Butte. In the event that Square Butte makes available to Minnesota Power Alternate Capacity and/or delivers to Minnesota Power Alternate Energy, Square Butte shall schedule such delivery or deliveries to Minnesota Power at the Delivery Point in accordance with the transmission tariff of Minnesota Power or other applicable transmission provider.

         6.4 Scheduling Limitations. The power scheduled from Unit #2 shall not exceed the reasonable and proper capability of Unit #2 less margins for spinning reserve and regulation as may be required for interconnected system operation in accordance with Prudent Utility Practice. Insofar as is practicable and unless otherwise agreed by Square Butte and Minnesota Power, required margins for spinning reserve shall be as determined by the Parties in accordance with Prudent Utility Practice and the applicable power pool policies or eligibility requirements then in effect.

                                   ARTICLE VII
                                POINT OF DELIVERY

         7.1 Delivery Point. The Delivery Point for the delivery by Square Butte of Energy hereunder shall be the Square Butte Substation. The Delivery Point for the delivery by Square Butte of Alternate Energy hereunder shall be any point on Minnesota Power's transmission system at which such Alternate Energy can be delivered (including the Duluth HVDC Terminal) or the Square Butte Substation, at Square Butte's option.

                                  ARTICLE VIII
                                     CONTROL

         8.1 Control and Communication Equipment. Operation of Unit #2 shall be scheduled with Square Butte by the system operation center of Minnesota Power through proper load control, supervisory and communication equipment. It shall be the responsibility of Square Butte to provide and maintain control and communication equipment located at Unit #2, consistent with Prudent Utility Practice and for the proper operation of the Transmission Facilities, Minnesota Power's transmission system and other applicable interconnected systems. It shall be the responsibility of Minnesota Power to provide and maintain control and communication equipment located at its system operation center, consistent with Prudent Utility Practice and for the proper operation of the Transmission Facilities, its transmission system and other applicable interconnected systems.

         8.2 Voltage.  Square Butte shall schedule  voltage levels at Unit #2 in
coordination  with  Minnesota  Power's  system,   Minnkota's  system  and  other
applicable interconnected systems.

         8.3 Reactive Power. Reactive kilovolt-amperes shall be made available to Minnesota Power up to Minnesota Power's entitlement to Net Capability under
Section 3.2, consistent with the hourly schedule of energy deliveries and voltage level schedule for Unit #2 at the time. At its discretion, Minnesota Power may take additional reactive deliveries when available, or otherwise by a reduction of real power delivery from Unit #2, so as to provide the additional reactive capacity requested. Square Butte shall operate Unit #2 so that under all conditions adequate reactive capacity is available so as not to cause an impairment of the service or facilities of Minnesota Power, Minnkota, or other applicable interconnected systems.

                                   ARTICLE IX
                       CHARACTER AND CONTINUITY OF SERVICE

         9.1 Character and Continuity of Service. Capacity and energy generated by Unit #2 hereunder shall be three-phase alternating current at approximately sixty (60) cycles per second. Square Butte may temporarily interrupt or reduce deliveries of electric energy to Minnesota Power if Square Butte determines that such interruption or reduction is necessary in case of emergencies affecting the ability of Square Butte to produce power or deliver power from Unit #2. Planned outages of Unit #2 shall be in accordance with the terms of the Joint Operating Agreement.

         9.2 Uncontrollable Forces. Except as interrupted by Uncontrollable Forces, or as otherwise provided in this Agreement, Square Butte shall operate Unit #2 and make Net Capability and Energy therefrom available to Minnesota Power in accordance with this Agreement. In the event of interruption due to Uncontrollable Forces, Square Butte will correct the cause of the interruption as soon as possible in accordance with Prudent Utility Practice.

                                    ARTICLE X
                            METERING AND TRANSMISSION

         10.1 Metering Equipment. Square Butte shall provide and maintain, as agreed upon by the Parties, suitable metering equipment at Unit #2 and on the AC Transmission Facilities to indicate, record and telemeter Net Capability and Energy. Periodic tests and inspections of such metering equipment shall be made at reasonable intervals as agreed upon by the Parties to ensure that their accuracy of registration is maintained in accordance with Prudent Utility Practice. The expense involved in such tests shall be included in the Monthly Charges for Capacity and Energy. On the request of either Party, special tests shall be made at the requesting Party's expense. Each Party shall afford opportunity to representatives of the other to be present at all regular or special tests, if desired. If any test of metering equipment discloses an inaccuracy exceeding two percent (2%) above or below the equipment's calibrated standards, the Parties shall be promptly notified and the account between the Parties for service supplied shall be adjusted appropriately. Such correction and adjustment shall be made in the billing from the date the meter became inaccurate, if known; if such date cannot be determined, then such adjustment shall be made for the previous Month or from the date of the latest test, if within the previous Month, and for the elapsed period in the Month during which the test was made. Should any metering equipment at any time fail to register or should the registration thereof be so erratic as to be meaningless, the Net
Capability made available and Energy transmitted shall be determined by the Parties from the best available data.

         10.2 Transmission. Square Butte will arrange for transmission of Energy from Unit #2 to the Delivery Point. Square Butte shall have no obligation hereunder for transmission scheduling, charges, or losses, ancillary services or other transmission-related services for such Energy after the Delivery Point. In the event that Square Butte delivers Alternate Energy to Minnesota Power, Square Butte will arrange for appropriate transmission of such Alternate Energy to the Delivery Point, and Minnesota Power shall be responsible for all charges and losses associated with such transmission. Minnesota Power agrees to obtain firm transmission rights on the Transmission Facilities under Square Butte's Transmission Tariff in an amount equal to its entitlement to Net Capability and associated energy under Section 3.2, for a term that is coextensive with Square Butte's obligation to make available Net Capability and deliver energy to Minnesota Power hereunder.

         10.3 Measurement of Transmission Losses. All deliveries of Energy hereunder shall be measured at Unit #2 and the AC Transmission Facilities. Minnesota Power shall be responsible for all losses of Energy beyond the high side of the Generator Step-up Transformer.

         10.4 Use of Transmission Facilities. Use of the Transmission Facilities shall be in accordance with the rates, terms and conditions of Square Butte's Transmission Tariff.

                                   ARTICLE XI
                ACCOUNTING, AUDIT RIGHTS, AND INFORMATION SHARING

         11.1 Records and Accounts; Audits. Square Butte agrees to keep accurate records and accounts for Unit #2 in accordance with the Uniform System of Accounts, separate and distinct from other records and accounts. Said accounts shall be audited annually by a firm of certified public accountants, experienced in electric utility accounting and acceptable to Minnesota Power, to be employed by Square Butte. Said annual audit shall cover the transactions of the Contract Year.

         11.2 Copies of Audits. A copy of each annual audit, including all written comments and recommendations of such accountants, shall be furnished by Square Butte upon request to Minnesota Power.

         11.3 Examination of Records. All operating and financial records and reports relating to Unit #2 and the Joint Facilities may be examined by Minnesota Power at the office of Square Butte or at the site of Unit #2 at reasonable times and at its own expense.

         11.4 Insurance Policies. Copies of policies of insurance carried by Square Butte pursuant to Article XII shall be available at the office of Square Butte for inspection by Minnesota Power.

         11.5 Access to Facilities. Minnesota Power's representatives shall at all reasonable times be given access to Unit #2 and the Joint Facilities, and the records and reports referred to in Section 11.3 and Section 11.4.

                                   ARTICLE XII
                          INSURANCE AND EMINENT DOMAIN

         12.1 Insurance. Square Butte agrees to obtain and maintain in full force and effect during the term of this Agreement, with responsible insurers, appropriate insurance in amounts and with deductibles satisfactory to Minnesota Power and Square Butte and in conformity with the Indenture.

         12.2 Settlement of Claims. Square Butte agrees not to accept or agree to any settlement of any material claim it may have against any of its insurers without the prior written consent of Minnesota Power, which consent shall not be unreasonably withheld or delayed.

         12.3 Eminent Domain. If any of Square Butte's properties shall be taken by or become subject to the exercise of the power of eminent domain, Square Butte shall promptly notify Minnesota Power and afford it an opportunity to participate in any proceedings with respect thereto. Square Butte shall not agree to the settlement of any such eminent domain proceeding without the prior written consent of Minnesota Power, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE XIII
                      FAILURE OF PERFORMANCE AND LIABILITY

         13.1 Liability and Indemnification. Square Butte and Minnesota Power each assumes full responsibility and liability for the maintenance and operation of its respective properties, including any property leased to either pursuant to lease agreements, and shall indemnify and save harmless the other Party from all liability and expense on account of any and all damages, claims or actions, including injury to or death of persons arising from any act, omission or accident in connection with a Party's installation, maintenance and operation of property and equipment.

         13.2 Failure to Perform. In the event that either Party fails to perform its obligations hereunder, such Party shall be liable to the other Party for direct actual damages for such failure to perform. In the case of a failure to perform by Minnesota Power, such direct actual damages are in addition to Minnesota Power's payment obligations under Article IV. In no event shall Minnesota Power be relieved of its obligations under Article IV as a result of its payment of such direct actual damages.

         13.3 Uncontrollable Forces.

              13.3.1 Performance Excused. Notwithstanding any provision of this Agreement, the performance of the obligations set forth in this Agreement (other than the payment of any monies due hereunder) shall be suspended or excused in the event that such performance is adversely affected by an Uncontrollable Force or its adverse effects; provided, however, that nothing in this Section 13.3 shall excuse Minnesota Power from its obligations under Section 4.1.

              13.3.2 Obligation to Remove Disability. A Party affected by an Uncontrollable Force shall use due diligence to place itself in a position to fulfill its obligations hereunder, and if unable to fulfill any obligation by reason of an Uncontrollable Force, such Party shall exercise due diligence to remove such disability at the earliest practicable time.

              13.3.3 Actions of Third Parties. The action or inaction of any Affiliate or any third party contractor or subcontractor of a Party shall not be an Uncontrollable Force unless (a) such third party's action or failure to act is itself the result of an Uncontrollable Force, (b) such third party affected by an Uncontrollable Force is using due diligence to place itself in a position to fulfill its obligations to the Party, and (c) if such third party is unable to fulfill any obligation by reason of an Uncontrollable Force, such third party is exercising due diligence to remove such disability at the earliest practicable time.

         13.4 Limitation on Damages. To the fullest extent permitted by law, neither Party shall have liability to the other Party for any indirect, consequential, multiple, punitive, or special damages unless such damages are the result of the Party's bad faith, gross negligence or willful misconduct.

                                   ARTICLE XIV
                               DISPUTE RESOLUTION

         14.1 Dispute Resolution. In the event of a dispute between the Parties arising out of the performance or non-performance of this Agreement, the Parties will in good faith negotiate to resolve such dispute. If the Parties are unable to resolve the dispute through such good faith negotiations within a reasonable amount of time, then the dispute shall be subject to the dispute resolution procedures set forth herein.

         14.2 Mediation.   If  the  Parties  are  unable  through  good  faith
negotiations between themselves to resolve such a dispute, then they will endeavor to resolve the dispute by mediation in good faith accordance with the Commercial Mediation Rules of the American Arbitration Association then in effect, and this shall be a condition precedent to the commencement of any arbitration.

         14.3 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of any part thereof, or appeal from action of one of the Parties to this Agreement, which is not resolved through good faith negotiations or mediation between the Parties, shall be settled by arbitration, in accordance with the following procedures.

              14.3.1 Arbitration Rules. Such arbitration shall be conducted before a single arbitrator selected by the American Arbitration Association and the arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, subject to the further qualification that the arbitrator named under said rules shall be unbiased and qualified by virtue of education and experience in the particular matter subject to arbitration.

              14.3.2 Notice. The Party desiring arbitration shall demand such arbitration by giving written notice to the other Party involved. Such notice shall conform to the procedures of the American Arbitration Association and shall include a statement of the facts or circumstances causing the controversy and the resolution, determination or relief sought by the Party desiring arbitration.

              14.3.3 Pre-Arbitration Conference. Before the matter is presented to the arbitrator, a conference shall be held to stipulate as many facts as possible and to clarify and narrow the issues to be submitted to arbitration.

              14.3.4 Authority of Arbitrators. The arbitrator shall have no authority, power or jurisdiction to alter, amend, change, modify, add to or subtract from any of the provisions of this Agreement, nor to consider any issues arising other than from the language in and authority derived from this Agreement.

              14.3.5 Decision or Award. The decision or award of the arbitrator shall be final and binding upon the Parties and the Parties shall do such acts as the arbitration decision or award may require of them. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction and execution issued thereon. This provision shall survive the termination of this Agreement.

              14.3.6 Costs. Cost of the arbitration shall be shared equally unless the award shall specify a different division of cost.

                                   ARTICLE XV
                                   ASSIGNMENT

         15.1 Permitted Assignments. Subject to any additional limitations set forth in the Indenture and except as provided in Section 15.1.1 and Section 15.1.2, neither Party may assign its rights and obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

              15.1.1 Assignment by Square Butte. Minnesota Power agrees to Square Butte's sale, transfer and assignment of its right, title and interest in this Agreement, including any and all extensions, renewals, amendments, modifications and supplements hereto, and all amounts due hereunder, as security for its obligations, without such assignees assuming or becoming in any respect obligated to perform any of the obligations of Square Butte hereunder, and, if any such assignee be a corporation, without its being required by the Parties hereto to qualify to do business in the State of North Dakota, and any such assignee may transfer, convey and assign all of its right, title and interest in, to or by virtue of this Agreement in connection with any proceeding (whether or not judicial) to realize on any security interests granted to it to secure Square Butte's obligations to any purchaser of any part of the property subject to such security interests, or exercise any other remedy permitted by the documents governing its security interests. This Agreement may not be terminated other than in accordance with its terms, and the terms and provisions of this Agreement may not be amended, altered, modified or waived except as permitted under the Indenture. No such assignment for security shall impose on any assignee any of the duties, obligations or liabilities of Square Butte hereunder, but the assignee shall acquire thereby all the rights of Square Butte hereunder as shall be necessary for it to collect and receive all such amounts payable hereunder, so as to constitute such assignee the beneficiary of the obligations of Minnesota Power set forth hereunder. Minnesota Power agrees to execute and cooperate in filing any acknowledgment or consent to any assignment as described above.

              15.1.2 Assignment by Minnesota Power. Square Butte agrees to the assignment by Minnesota Power of this Agreement and Minnesota Power's respective rights hereunder, but not to the delegation by Minnesota Power of its respective obligations hereunder, to an Affiliate of Minnesota Power.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.1 Waiver of Default. Any waiver at any time by either Party of its rights with respect to any default of the other Party hereto, or with respect to any other matter arising in connection with this Agreement, shall not be considered a waiver with respect to any other default or matter.

         16.2 Notices and Computation of Time. Any notice or demand, except those provided for in Article VI and Article XIII, by Minnesota Power under this Agreement to Square Butte shall be deemed properly given if mailed postage prepaid and addressed to Square Butte Electric Cooperative, P.O. Box 13200, Grand Forks, North Dakota 58208-3200, Attention: General Manager; any notice or demand by Square Butte under this Agreement to Minnesota Power shall be deemed properly given if mailed postage prepaid and addressed to Minnesota Power, Inc., 30 West Superior Street, Duluth, Minnesota 55802, Attention: Chief Executive Officer; and in computing any period of time from such notice, such period shall commence at 11:59 p.m. CPT of the day mailed. Notices of demands delivered pursuant to Article VI and Article XIII shall be deemed given when received. A Party may change at any time the designation of the name and address to which any notice or demand is directed by giving written notice of such change to the other Party as above provided.

         16.3 Minnesota Power Financial Information. Minnesota Power agrees to furnish Square Butte adequate copies of the financial information relating to Minnesota Power which Square Butte is obligated to furnish to the Trustee pursuant to the Indenture at such times as Square Butte shall require to enable it to satisfy such obligation.

         16.4 Governing Law. The Parties hereto agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         16.5 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         16.6 Rules of Construction.

              16.6.1 Captions and Headings. Captions and section headings, other than in Article I, are for ease of reading and reference and are not intended to be a part of this Agreement and shall have no binding effect.

              16.6.2 Including. Wherever the term "including" is used in this Agreement, such term shall not be construed as limiting the generality of any statement, clause, phrase, or term.

              16.6.3 Singular and Plural. The terms defined in this Agreement shall be applicable to the plural as well as the singular and the singular as well as the plural.

              16.6.4 Time of the Essence. Time is of the essence of this Agreement.

         16.7 Joint Operating Committee. There shall be established hereunder a Joint Operating Committee, the membership, functions and duties of which shall be set forth in the Joint Operating Agreement.

         16.8 Survival. The applicable provisions of this Agreement shall continue in effect after termination of this Agreement to the extent necessary to provide for final billing, billing adjustments and payments, and with respect to liability and indemnification from acts or events that occurred while this Agreement was in effect.

         16.9 Amendments. Subject to any additional limitations set forth in the Indenture, no amendment to this Agreement shall be effective unless it is in writing, executed by both Parties, and has been approved or accepted for filing and permitted to go into effect by any Governmental Authority having jurisdiction.

         16.10 Governmental Approvals. It is recognized by the Parties that this Agreement may be subject to Governmental Approvals. Each Party agrees to cooperate with the other Party in obtaining any necessary Governmental Approvals of this Agreement or any amendment thereto.

         16.11 Other Business. Square Butte agrees not to engage in any business or activity other than the ownership and operation of Unit #2, the Transmission Facilities and the Joint Facilities.

         16.12 Additional Financing; Sale of Facilities. Square Butte may desire or be required to arrange financing for Unit #2 and/or the Transmission Facilities, including, but not limited to, financing for subsequent additions or replacements. Square Butte agrees that it will not enter into any such arrangement without the prior written consent of Minnesota Power, which consent shall not be unreasonably withheld, it being expressly recognized herein that Minnesota Power's obligation to pay Monthly Charges for Capacity and Energy could be increased by any such arrangement. Prior to the Plant Closure Date, Square Butte shall not sell any substantial portion of its assets without the prior written consent of Minnesota Power, which consent shall not be unreasonably withheld, it being expressly recognized herein that Minnesota Power's obligation to pay Monthly Charges for Capacity and Energy and other charges under this Agreement could be affected by any such transaction.

         16.13 Modification of Certain Instruments. Square Butte shall not, without the written consent of Minnesota Power, amend, modify, supplement or otherwise change the Indenture or the Trustee thereunder.

         16.14 Obligation to Pay Decommissioning Costs. In recognition of the fact that the Monthly Charge for Capacity and Energy hereunder does not contain a component to recover Decommissioning Costs, Minnesota Power shall pay a share of Decommissioning Costs, as provided in the Joint Operating Agreement.

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized representative.


                                                     MINNESOTA POWER, INC.
[CORPORATE SEAL]

                                                     /s/ James Vizanko
Attest:                                              --------------------------
                                                     Treasurer
/s/ Steven W. Tyacke
--------------------------
Assistant General Counsel


                                                     SQUARE BUTTE ELECTRIC
[CORPORATE SEAL]                                     COOPERATIVE

                                                     /s/ Robert L. Nelson
Attest:                                              --------------------------
                                                     President
/s/ Rudolph Nelson
--------------------------
Secretary-Treasurer